PROCEPT, INC.

                       EXTENSION TO THE BOARD OF DIRECTORS
                    CONSULTING AND CONFIDENTIALITY AGREEMENT

THIS EXTENSION TO THE BOARD OF DIRECTORS CONSULTING AND CONFIDENTIALITY AGREEMENT (the "Extension") is made as of this 3rd Day of December, 1998 (the "Effective Date") by and between PROCEPT, INC., a Delaware corporation (the "Company") and Mark C. Rogers, M.D. (the "Consultant").

WHEREAS, the Company and the Consultant have entered into a Consulting and Confidentiality Agreement dated as of January 1, 1998 (the "Agreement");

WHEREAS, the Company and the Consultant wish to extend the Initial Term for an additional period of one year(s) commencing January 1, 1999 and ending on December 31, 1999 (the "Extension Term");

NOW, THEREFORE, the Company and the Consultant, in consideration of the mutual promises contained herein, hereby agree as follows:

1.      DEFINITIONS
        -----------

        Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement.

2.      EXTENSION
        ---------

        2.1 Engagement. The Company hereby retains the Consultant and the Consultant hereby agrees to perform the services described in Sections 2.1 and 2.2 of the Agreement for the Extension Term.

        2.2 Incorporation of Agreement Provisions. Except as modified herein, the Company and Consultant agree that all of the provisions of the Agreement are incorporated herein and shall apply to the Consultancy during the Extension Term with the same force and effect as if set forth herein.

3.      REPRESENTATION, WARRANTIES AND COVENANTS
        ----------------------------------------

        Consultant hereby represents, warrants and covenants to the Company that the Consultant is under no contractual or other restriction or obligation which is inconsistent with his execution of this Extension or the performance of his duties hereunder and that, during the Extension Term, Consultant will not enter into any agreement either written or oral in conflict with this Extension.

The Consultant and the Company have executed and delivered this Extension as a document under seal as of the Effective Date.

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
PROCEPT, INC.                                        CONSULTANT:

By: /s/ John F. Dee                                   /s/ Mark C. Rogers
   -------------------------------                   ---------------------------
    John F. Dee, President and CEO                   Mark C. Rogers, M.D.


                                                     SSN: ______________________

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